UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2004

INDYMAC BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08972 (Commission File Number)	95-3983415 (IRS Employer Identification No.)

155 North Lake Avenue, Pasadena, California 91101-7211
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of IndyMac Bancorp, Inc., a Delaware corporation, dated October 21, 2004, commenting on its third quarter performance.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated October 21, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
Date: October 21, 2004	By:	/s/ Scott Keys
Scott Keys
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release dated October 21, 2004.